                                  POWER OF ATTORNEY


                      KNOW ALL PERSONS BY THESE PRESENTS, That I

                                   L. David Carley

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and the associated Common Stock Purchase Rights) to be issued by the Company in connection with the merger transaction involving, among other parties, the Company, IES Industries Inc. and Interstate Power Company, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and the associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.
    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

         WITNESS my hand this 14th day of June, 1996.

                                       /s/L. David Carley
                                       ---------------------------------------
                                       L. David Carley

                                  POWER OF ATTORNEY


                      KNOW ALL PERSONS BY THESE PRESENTS, That I

                                  Rockne G. Flowers

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and the associated Common Stock Purchase Rights) to be issued by the Company in connection with the merger transaction involving, among other parties, the Company, IES Industries Inc. and Interstate Power Company, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and the associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.
    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

         WITNESS my hand this 14th day of June, 1996.

                                       /s/Rockne G. Flowers
                                       ---------------------------------------
                                       Rockne G. Flowers

                                  POWER OF ATTORNEY


                      KNOW ALL PERSONS BY THESE PRESENTS, That I

                                  Donald R. Haldeman

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and the associated Common Stock Purchase Rights) to be issued by the Company in connection with the merger transaction involving, among other parties, the Company, IES Industries Inc. and Interstate Power Company, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and the associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.
    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

         WITNESS my hand this 14th day of June, 1996.

                                       /s/Donald R. Haldeman
                                       ---------------------------------------
                                       Donald R. Haldeman

                                  POWER OF ATTORNEY


                      KNOW ALL PERSONS BY THESE PRESENTS, That I

                                  Katharine C. Lyall

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and the associated Common Stock Purchase Rights) to be issued by the Company in connection with the merger transaction involving, among other parties, the Company, IES Industries Inc. and Interstate Power Company, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and the associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.
    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

         WITNESS my hand this 14th day of June, 1996.

                                       /s/Katharine C. Lyall
                                       ---------------------------------------
                                       Katharine C. Lyall

                                  POWER OF ATTORNEY


                      KNOW ALL PERSONS BY THESE PRESENTS, That I

                                  Arnold M. Nemirow

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and the associated Common Stock Purchase Rights) to be issued by the Company in connection with the merger transaction involving, among other parties, the Company, IES Industries Inc. and Interstate Power Company, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and the associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.
    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

         WITNESS my hand this 14th day of June, 1996.

                                       /s/Arnold M. Nemirow
                                       ---------------------------------------
                                       Arnold M. Nemirow

                                  POWER OF ATTORNEY


                      KNOW ALL PERSONS BY THESE PRESENTS, That I

                                   Milton E. Neshek

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and the associated Common Stock Purchase Rights) to be issued by the Company in connection with the merger transaction involving, among other parties, the Company, IES Industries Inc. and Interstate Power Company, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and the associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.
    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

         WITNESS my hand this 14th day of June, 1996.

                                       /s/Milton E. Neshek
                                       ---------------------------------------
                                       Milton E. Neshek

                                  POWER OF ATTORNEY


                      KNOW ALL PERSONS BY THESE PRESENTS, That I

                                   Henry C. Prange

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and the associated Common Stock Purchase Rights) to be issued by the Company in connection with the merger transaction involving, among other parties, the Company, IES Industries Inc. and Interstate Power Company, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and the associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.
    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

         WITNESS my hand this 14th day of June, 1996.

                                       /s/Henry C. Prange
                                       ---------------------------------------
                                       Henry C. Prange

                                  POWER OF ATTORNEY


                      KNOW ALL PERSONS BY THESE PRESENTS, That I

                                    Judith D. Pyle

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and the associated Common Stock Purchase Rights) to be issued by the Company in connection with the merger transaction involving, among other parties, the Company, IES Industries Inc. and Interstate Power Company, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and the associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.
    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

         WITNESS my hand this 14th day of June, 1996.

                                       /s/Judith D. Pyle
                                       ---------------------------------------
                                       Judith D. Pyle

                                  POWER OF ATTORNEY


                      KNOW ALL PERSONS BY THESE PRESENTS, That I

                                  Carol T. Toussaint

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPL Holdings, Inc. (the "Company") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of shares of Common Stock (and the associated Common Stock Purchase Rights) to be issued by the Company in connection with the merger transaction involving, among other parties, the Company, IES Industries Inc. and Interstate Power Company, and to file said Registration Statement, with all exhibits thereto, and other documents in connection therewith, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of said shares of Common Stock (and the associated Common Stock Purchase Rights) under the Securities Act of 1933, as amended.
    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

         WITNESS my hand this 14th day of June, 1996.

                                       /s/Carol T. Toussaint
                                       ---------------------------------------
                                       Carol T. Toussaint